UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2021

EMBARK TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39881	85-3343695
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

424 Townsend St. San Francisco, CA	94107
(Address of principal executive offices)	(Zip Code)

(816) 983-8000
(Registrant’s telephone number, including area code)

Northern Genesis Acquisition Corp. II
4801 Main Street, Suite 1000
Kansas City, MO 64112
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EMBK	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	EMBKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Embark Technology, Inc., formerly known as Northern Genesis Acquisition Corp. II (the “Company”) is filing this Amendment No. 1 to its Current Report on this Form 8-K/A for the Initial Public Offering date of January 15, 2021 (the “First Amendment”), as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 22, 2021 (the “Original Form 8-K”) to amend and restate the Company’s audited balance sheet and accompanying footnotes as of January 15, 2021 on Form 8-K, as further described below.

This amended and restated report on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this Amendment No. 1 on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this First Amendment on Form 8-K/A to reflect a restatement of the Company’s audited balance sheet as of January 15, 2021, to correct errors in the Company’s classification of public shares as permanent equity as further described below.

Background of Restatement

In the Company’s previously issued financial statement as of January 15, 2021, a portion of the public shares were classified as permanent equity to maintain stockholders’ equity greater than $5,000,000 on the basis that the Company could consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001 under the Company’s charter. Thus, the Company can only complete a merger and continue to exist as a public company if there are sufficient public shares that do not redeem at the merger and so it was deemed appropriate to classify the portion of its public shares required to keep its stockholders’ equity above the $5,000,000 threshold as “shares not subject to redemption.”

However, in light of recent comment letters issued by the Securities & Exchange Commission (“SEC”) to several special purpose acquisition companies, management re-evaluated the Company’s application of ASC 480-10-99 to its accounting classification of public shares. Upon re-evaluation, management determined that the public shares include certain provisions that require classification of the public shares as temporary equity regardless of the minimum net tangible asset required by the Company to complete its initial business combination.

The Company’s management and the audit committee of the Company’s Board of Directors concluded that it is appropriate to restate the Company’s previously issued balance sheet to report all public shares as temporary equity as of January 15, 2021.

This First Amendment on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement. Among other things, forward-looking statements made in the Original Form 8-K have not been revised to reflect events that occurred or facts that became known to the Company after the filing of the Original Form 8-K, and such forward-looking statements should be read in their historical context.

The following items have been amended as a result of the restatement:

Exhibit No.99.1, “Audited Balance Sheet as of January 15, 2021”

In accordance with applicable SEC rules, this First Amendment on Form 8-K/A includes an updated signature page and certifications of our Chief Financial Officer as required by Rule 12b-15.

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of January 15, 2021.

The Company previously identified a material weakness in internal controls related to the accounting for warrants issued in connection with our initial public offering. As a result of the restatement described in this First Amendment on Form 8-K/A, the Company has concluded there was a material weakness in the Company's internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued.

Item 8.01. Other Events.

On January 15, 2021, Embark Technology, Inc. (formerly named Northern Genesis Acquisition Corp. II) (the “Company”) consummated it is initial public offering (the “IPO”) of 41,400,000 Units, which includes the exercise in full of the underwriters’ option to purchase an additional 5,400,000 Units. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-third of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $414,000,000.

On January 15, 2021, simultaneously with the closing of the IPO, the Company completed the private sale of 6,686,667 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant to the Company’s sponsor, Northern Genesis Sponsor II LLC, generating gross proceeds to the Company of approximately $10,030,000.

A total of $414,000,000, comprised of $405,720,000 of the proceeds from the IPO (which amount includes $14,490,00 of the underwriter’s deferred underwriting commissions) and $8,280,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of January 15, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Audited Balance Sheet, as of January 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 8, 2021

EMBARK TECHNOLOGY, INC.

	By:	/s/ Richard Hawwa
		Name:	Richard Hawwa
		Title:	Chief Financial Officer

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